SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549




                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of Earliest Event Reported):  February 14, 1996




                       KYSOR INDUSTRIAL CORPORATION
          (Exact Name of Registrant as Specified in its Charter)




                                 MICHIGAN
                       (State or Other Jurisdiction
                             of Incorporation)

                    1-8973                           38-1909000
           (Commission File Number)                (IRS Employer
                                               Identification Number)

              ONE MADISON AVENUE
              CADILLAC, MICHIGAN                        49601
   (Address of Principal Executive Offices)           (Zip Code)



    Registrant's Telephone Number, Including Area Code:  (616) 779-2200










ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Kysor Industrial Corporation ("Kysor") entered into negotiations in November, 1995 to purchase a minority interest in Austral Refrigeration Pty Ltd ("Austral"). On December 16, 1995, Kysor entered into an agreement to purchase 24.255% of the outstanding shares of Austral from Lobike Pty Ltd, Locana Pty Ltd, Lofiva Pty Ltd, and Logela Pty Ltd., subject to the following events: (1) drafting of an acceptable executive compensation program; (2) purchase by Austral of certain land and buildings; and (3) approval of the transaction by Australia's Foreign Investment Review Board.

     On January 26, 1996, Australia's Foreign Investment Review Board granted its approval to proceed and the closing of the transaction was scheduled for February 14, 1996. On that date, Kysor, along with MBO Partners of Hong Kong ("MBO") and Hill Young & Associates of Sydney, Australia ("Hill Young"), exercised rights and collectively purchased 49% of the outstanding shares of Austral. Kysor purchased 24.255%, MBO purchased 24.255%, and Hill Young purchased .49%.

     Austral is a holding company headquartered in Sydney, Australia which owns interests in a variety of service and installation companies and manufacturing companies that produce refrigerated display cases and related products for the supermarket industry. Austral's major customers are Coles and Woolworths, the two largest supermarket chains in Australia.

     The major manufacturing division of Austral, Kysor/Warren Australia Pty Ltd, is a licensee of the Kysor/Warren division of Kysor and has been such a licensee for a period in excess of twenty years.

     The aggregate consideration given by Kysor for this acquisition was $18,744,295. The purchase price and terms of the transaction were negotiated on an arm's-length basis by the parties and their representatives. The transaction was financed through Kysor's revolving credit agreements with NBD Bank and Old Kent Bank at .5% over LIBOR, or 5.6%. The transaction will be accounted for by Kysor using the equity method of accounting.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide financial statements for Austral Refrigeration Pty Ltd. In accordance with Item 7(a)(4) of Form 8-K, these financial statements will be filed by amendment to this Form 8-K as soon as practicable, but no later than 60 days after the date that this Current Report on Form 8-K must be filed.

          (b) PRO FORMA FINANCIAL INFORMATION. As of the date of the filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide pro forma financial statements for Kysor Industrial Corporation. In accordance with Item 7(a)(4) of Form 8-K, these financial statements will be filed by amendment to this Form 8-K as soon as practicable, but no later than 60 days after the date that this Current Report on Form 8-K must be filed.

          (c) EXHIBITS. The following exhibits are furnished with this Current Report:

          EXHIBIT NO.              DOCUMENT

             2.1          Share Purchase Agreement between Lobike Pty Ltd;
                          Locana Pty Ltd; Lofiva Pty Ltd; Logela Pty Ltd; David James McIntosh; John Ralph Rogan; Kenneth John Moon; Leslie Owen Miller; and Kysor Industrial Corporation, dated December 16, 1995.

             2.2          Shareholders Agreement between Lobike Pty Ltd;
                          Locana Pty Ltd; Lofiva Pty Ltd; Logela Pty Ltd; Refrigeration Investment (MBO) Limited; Kysor Industrial Corporation; Hill Young & Associates Limited; T & M Lawrence Nominees Pty Ltd; David James McIntosh; John Ralph Rogan; Kenneth John Moon; Leslie Owen Miller; Terry John Lawrence; and Austral Refrigeration Pty Ltd, dated February 14, 1996.




























                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KYSOR INDUSTRIAL CORPORATION


Date: February 29, 1996            By /s/ TERRY M. MURPHY
                                      Terry M. Murphy
                                      Vice President-Chief
                                      Financial Officer







































                               EXHIBIT INDEX

     EXHIBIT NO.                        DOCUMENT

        2.1 Share Purchase Agreement between Lobike Pty Ltd; Locana Pty Ltd; Lofiva Pty Ltd; Logela Pty Ltd; David James McIntosh; John Ralph Rogan; Kenneth John Moon; Leslie Owen Miller; and Kysor Industrial Corporation, dated December 16, 1995.

        2.2 Shareholders Agreement between Lobike Pty Ltd; Locana Pty Ltd; Lofiva Pty Ltd; Logela Pty Ltd; Refrigeration Investment (MBO) Limited; Kysor Industrial Corporation; Hill Young & Associates Limited; T & M Lawrence Nominees Pty Ltd; David James McIntosh; John Ralph Rogan; Kenneth John Moon; Leslie Owen Miller; Terry John Lawrence; and Austral Refrigeration Pty Ltd, dated February 14, 1996.